UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 5, 2012

INTERMOUNTAIN COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463
(Commission File Number)	IRS Employer Identification No.
414 Church Street
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End
On October 5, 2012, Intermountain Community Bancorp (the “Company”) amended its articles of incorporation to reflect a 1-for-10 reverse stock split of the Company’s common and non-voting common stock effective on that date. The stock split was previously announced in a press release on August 31, 2012. A copy of the amendment to the articles of incorporation effecting the reverse stock split, as filed with the Idaho Secretary of State, is attached as Exhibit 3.1 and is incorporated by reference.

Item 9.01. Exhibits.

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No. Description

3.1     Amendment to Amended and Restated Articles of Incorporation effective October 5,             2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2012

INTERMOUNTAIN COMMUNITY BANCORP

By: /s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer